                                                                    EXHIBIT 10.3


                                                                 97-1 tax-exempt
                        STUDENT LOAN FINANCE CORPORATION

                         STUDENT LOAN PURCHASE PROGRAM

                        STUDENT LOAN PURCHASE AGREEMENT



This Agreement made and entered into as of this 1st day of July, 1997, by and between EDUCATION LOANS INCORPORATED (hereinafter referred to as the "Corporation"), and ________________________________________________________, a
____________________________________ organized and existing under the laws of
______________________________________________________ and having its principal office at _________________________________ in the ___________ of
______________________________________________, County of _____________________
___________, State of ________________________ (hereinafter referred to as the
"Lender").



                                  WITNESSETH:


     WHEREAS, pursuant to the Student Loan Purchase Program of Student Loan Finance Corporation ("SLFC") the Corporation desires to cause the purchase from the Lender of certain loans made pursuant to the Higher Education Act and the Lender desires to originate such loans and to sell such loans to the Corporation's Trustee (as hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

     1. Definitions.

     In this Agreement, the following terms shall have the following respective meanings unless the context clearly requires otherwise:

     "Eligible Loan" shall mean a Student Loan to an Eligible Borrower which:
(1) is an "eligible loan" as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments; (2) has been or will be made to (a) a resident of the State attending an Eligible Institution located within or without the State, or (b) an out of State resident attending an Eligible Institution located within the State; (3) is either Insured or Guaranteed; and (4) bears interest at a rate per annum not less than or in excess of the applicable rate of interest provided by the Higher Education Act except as otherwise approved in writing by the Corporation with respect to a lower rate.

     "Guarantor" shall mean Education Assistance Corporation or other guarantor, if any, as may be approved in writing by the Corporation.

     "Indenture" shall mean the Indenture of Trust, dated as of July 1, 1997, between the Corporation and First Bank National Association, Minneapolis, Minnesota, or if the rights of First Bank National Association, Minneapolis, Minnesota, thereunder are assigned to a subsequent Trustee, the Indenture of Trust under which such subsequent Trustee exercises its authority.

     "Series 1997-1 Notes" means the Corporation's Student Loan Asset-Backed Notes, Series 1997-1, issued in one or more series pursuant to the Indenture.

     "Servicer" shall mean SLFC, as servicer of the Eligible Loans to be purchased pursuant to this Agreement, and any successor thereto in such capacity as designated in writing by the Corporation.

     "Trustee" means any trustee under an indenture of trust pursuant to which Obligations are issued by the Corporation, the proceeds of which are used to purchase loans hereunder, including First Bank National Association, Minneapolis, Minnesota, or any successor or assignee of such entity.

     All capitalized terms used in this Agreement and not otherwise defined herein, shall have the meaning set forth in Exhibit "A" hereto. The term "Agreement" shall include Exhibits "A" through "G" attached hereto.

     2.  Commitment and Purchase.

          A. Subject to the terms and conditions and in reliance on the representations, warranties and agreements set forth in this Agreement, the Lender agrees to sell to the Trustee, on behalf of the Corporation, and the Corporation agrees to cause the Trustee to buy from the Lender not later than 60 months after the date of delivery of the Series 1997-1
     Notes, a portfolio of Eligible Loans in the aggregate outstanding principal amount of $_____________.

          B.  [reserved]

          C. The delivery of, and payment for, the Eligible Loans shall take place at the Servicer's offices on a date or dates not later than 60 months after the date of delivery of the Series 1997-1 Notes, to be specified by the Servicer by not less than fifteen days' prior written notice (the "Loan Purchase Date").

          D. The Corporation agrees to cause the Trustee to purchase the Eligible Loans at a price equal to 100% of the outstanding unpaid principal amount thereof on the Loan Purchase Date, plus accrued borrower interest; provided, however, that such purchase price shall be reduced by the amount of any accrued rebate or other obligations to the Secretary of Education or the borrower under the Higher Education Act with respect to such Eligible Loans which are not otherwise provided for in this Paragraph 2.D. Following any Loan Purchase Date, the parties agree to adjust the purchase price based on the actual payments required to be made, to the extent the amount of such payments was not known as of the Loan Purchase Date. The Lender shall be responsible for reporting to the Department of Education and offsetting against interest subsidy payments and Special Allowance Payments made to the Lender by the Secretary of Education or otherwise paying to the Secretary of Education the entire amount of (1) any lender origination fee which is required under the Higher Education Act, (2) any borrower origination fees authorized to be charged by the Higher Education Act, and
     (3) any other amounts due the Secretary of Education which are offset against interest subsidy and special allowance payments pursuant to the Higher Education Act.

          E. Transfer of the Eligible Loans shall be by the means specified in this Agreement.

          F. Each Financed Eligible Loan shall have physically stamped thereon a notice in one of the forms set forth in Exhibit "C" (as directed by the Servicer).

          G. To the extent that the Servicer shall determine that the Lender is or will be unable to fulfill its obligation to sell to the Trustee (on behalf of the Corporation), Eligible Loans in the aggregate outstanding unpaid principal amount set forth in paragraph 2.A., the Servicer may, in its discretion, cause the Trustee to use a portion of the funds set aside by the Corporation for the purchase of such Eligible Loans to purchase other Eligible Loans, whereupon such Lender's obligation shall be deemed to have been discharged to the extent of such purchase.

     3. Representations, Warranties, Covenants and Agreements of the Lender. The Lender hereby makes, and shall be deemed to again make as of each Loan Purchase Date, each representation, warranty, covenant and agreement set forth in Exhibit "D".

     4. Survival of Representations and Warranties. Each representation, warranty, certification and agreement contained in this Agreement shall survive the Loan Purchase Date.

     5.   Conditions of Purchase.

     The Corporation's obligation to cause the Trustee to purchase and pay for the Eligible Loans to be Financed hereunder shall be subject to the following conditions precedent:

          A. All representations, warranties and statements by or on behalf of the Lender contained in this Agreement shall be true on the Loan Purchase Date.

          B. Any notification to or approval by the Secretary of Education or a Guarantor required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the Eligible Loans to be Financed shall have been made or received and evidence thereof delivered to both the Servicer and the Trustee.

          C. The entire interest of the Lender in each Eligible Loan to be Financed shall have been duly assigned by endorsement in one of the forms set forth in Exhibit "C" (as directed by the Servicer), such endorsement to be without recourse except as provided in paragraph 8.

          D. Physical custody and possession of the Financed Eligible Loans (including all information and documentation which is described in Exhibit "B") shall be transferred in the manner directed by the Servicer.

          E. The Servicer shall receive an opinion of Lender's counsel, dated as of the date of this Agreement (and addressed to the Corporation) in substantially the form set forth in Exhibit "F". The Servicer shall receive a Lender's Closing Certificate, substantially in the form of Exhibit "B", dated as of the final Loan Purchase Date.

          F. If the promissory note evidences more than one loan all loans covered thereby must be assigned hereunder and must qualify as Eligible Loans.

     6. Purchase Conditional. The Corporation's obligation to cause the Trustee to purchase Eligible Loans pursuant to this Agreement is subject to the successful sale and delivery by the Corporation of its Series 1997-1 Notes on terms satisfactory to the Corporation, in its sole discretion, on or before October 1, 1997 and the receipt by the Corporation of proceeds of such sale in an amount sufficient for such purpose. If the Corporation sells and delivers such Series 1997-1 Notes in an amount less than anticipated, the Corporation's obligation to cause the Trustee to purchase Eligible Loans pursuant to Paragraph 2.A. shall be reduced pro rata in such manner as the Servicer shall determine.

     7.   Rejection of Loans.

          A. If (i) the Lender is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Agreement as to a loan, or (ii) if the Lender is unable to fulfill one or more covenants or conditions of this Agreement as to a loan, or (iii) if the Servicer in its reasonable judgment deems that a loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions, or (iv) the Servicer in its reasonable judgment deems that a loan in repayment is for any reason unacceptable to it, then the Servicer may, in its sole discretion, refuse to accept and cause the Trustee to pay for such loan (or any substitute loan offered by the Lender in lieu thereof).

          B. If the Servicer rejects a loan, any such loan shall be returned to the Lender by registered mail (for repurchase pursuant to paragraph 8 if theretofore purchased by the Trustee on behalf of the Corporation) together with a letter identifying each returned loan and stating the basis for its return. Any such loan returned to the Lender which has been endorsed to the Trustee shall be endorsed by the Trustee to the Lender in the form set forth in Exhibit "E".

     The liability of the Corporation, the Servicer and the Trustee in connection with the loss of or damage to any loans to be returned to the Lender hereunder shall be limited to such loss or damage occurring as a result of their negligence or willful misconduct in handling or safekeeping such loans.

          C. If the Servicer rejects a loan, the Lender may substitute a different Eligible Loan for the rejected loan, provided, however, that the terms and conditions of such Eligible Loan are acceptable to the Servicer.

          D. If at the Loan Purchase Date any Eligible Loan to be Financed is more than 37 days delinquent with respect to any payment of principal or interest, the Servicer may elect to cause the Trustee to purchase such Eligible Loan and allow the Lender 15 days from the Loan Purchase Date within which to cause such delinquency to be cured. If the delinquency cannot be so cured, such Financed Eligible Loan shall be subject to repurchase pursuant to Paragraph 8.

     8.   Repurchase Obligation.

     If:

          (i) any representation or warranty made or furnished by the Lender in or pursuant to this Agreement shall prove to have been materially incorrect;

          (ii) the Secretary of Education or a Guarantor, as the case may be, refuses to honor all or part of a claim filed with respect to a loan sold to the Trustee on behalf of the Corporation pursuant to this Agreement (including any claim for Special Allowance Payments, interest subsidy payments, reinsurance and guarantee payments) on account of any circumstances or event that occurred prior to the sale of such loan to the Trustee on behalf of the Corporation;

          (iii) on account of any circumstances or event that occurred prior to the sale of a loan to the Trustee on behalf of the Corporation pursuant to this Agreement, a defense is asserted by a maker (or endorser, if any) of such loan with respect to his obligation to pay all or any part of such loan and the Servicer in good faith believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such loan; or

          (iv) a Financed Student Loan is required to be repurchased pursuant to paragraphs 7.B or 7.D;

then the Lender shall repurchase such loan upon the Servicer's or Trustee's request by paying to the Trustee, for the account of the Corporation, the then outstanding principal balance of such loan (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Trustee for such loan), plus interest and Special Allowance Payments accrued and unpaid with respect to such loan from the Loan Purchase Date to and including the date of repurchase, plus any reasonable attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation, the Servicer and the Trustee in connection with such loan.

                                    (Remainder of page Intentionally Left Blank)

     9.   Notification to Borrowers.

     The Lender and the Corporation agree that the Servicer and the Lender shall either jointly or separately notify each borrower under the Financed Eligible Loans of the assignment and transfer to the Trustee (but for the account and on behalf of the Corporation) of the Lender's interest in such Financed Eligible Loans and direct each borrower to make all payments thereon directly to the Servicer until otherwise notified by the Trustee. Such notice shall be in compliance with Section 428(b)(2)(F) of the Higher Education Act.

     10.  Reinvestment of Proceeds.

          A. The Lender hereby certifies and agrees, as an inducement to and condition of the purchase of those Eligible Loans to be Financed hereunder which were made or originated prior to the date hereof, that the Lender shall make new Student Loans in an aggregate principal amount equal to the proceeds received by the Lender pursuant to paragraph 2.D. with respect to those Eligible Loans sold to the Trustee on behalf of the Corporation hereunder which were not made or originated prior to the date hereof in anticipation of purchase by or on behalf of the Corporation (or the nonprofit corporation formerly known as Student Loan Finance Corporation) under the Program. Eligible Loans made in anticipation of purchase by or on behalf of the Corporation under the Program which are sold and delivered to the Trustee on behalf of the Corporation pursuant to this Agreement may be applied by the Lender in satisfaction of its reinvestment obligation under a Loan Purchase Contract, provided that the Lender shall make new Student Loans in an aggregate principal amount at least equal to the amount of the Lender's reinvestment obligation under a Loan Purchase Contract satisfied by such Eligible Loans. Upon the written request of the Servicer, the Lender shall report to the Servicer as to the new Student Loans made and the balance of unexpended proceeds remaining to be invested.

          B. If the Lender fails to satisfy its obligations under paragraph 10.A., the Corporation may assert such rights and take such other action, at law or in equity, as it may deem appropriate. In fulfilling its obligation in this Section 10, the Lender shall (i) make available loan applications and other documentation, together with qualified loan personnel, at locations reasonably accessible to students, and (ii) undertake advertising to publicize the availability of Student Loans.

     11.  Obligations to Forward Payments and Communications.

          A. The Lender shall promptly remit, or cause to be remitted, to the Trustee as the Servicer may direct, all funds received by the Lender after the Loan Purchase Date which constitute payments of principal, or interest or Special Allowance Payments accrued after the Loan Purchase Date with respect to any Financed Eligible Loan.

          B. The Lender shall immediately transmit to the Servicer any communication received by the Lender after the Loan Purchase Date with respect to a Financed Eligible Loan or the borrower under such a Financed Eligible Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudications of bankruptcy and similar documents, and forms requesting deferment of repayment or loan cancellations.

     12.  Payment of Expenses and Taxes.

     Except as specifically provided herein, each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel, provided, however, that the Lender shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the Eligible Loans to be Financed.

     13.  Indenmification.

     The Lender specifically acknowledges that the Corporation will be making representations and warranties regarding the Eligible Loans to be Financed as part of the proposed public offering of Obligations of the Corporation (including, without limitation, Obligations to be issued under the Indenture) based in part on the accuracy of the Lender's representations and warranties in this Agreement. The Lender agrees to cooperate with the Corporation and to furnish all information in its possession appropriate for inclusion in the Corporation's offering documents. The Lender agrees to indemnify and save the Trustee, the Corporation, the nonprofit corporation formerly known as Student Loan Finance Corporation and the underwriters or dealers for said obligations harmless of, from and against any and all loss, cost, damage of expense, including reasonable attorneys' fees, incurred by reason of any breach of the Lender's warranties or representations hereunder or any false or misleading representations of the Lender or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Lender in connection herewith.

     14.  Other Provisions.

          A. The Lender shall furnish to the Servicer such additional information concerning the Financed Student Loans as the Servicer may reasonably request.

          B. The Lender shall, at its expense, execute all other documents and take all other steps as may be reasonably requested by the Servicer or the Trustee from time to time to effect the sale hereunder of the Eligible Loans to be purchased by the Trustee on behalf of the Corporation.

          C. Nothing contained in this Agreement is intended, or shall be deemed, to require the Lender or any related party within the meaning of
     Section 144(a)(3) of the Internal Revenue Code of 1986, as amended to purchase any of the Obligations. The Lender or any related party within the meaning of Section 144(a)(3) of the Internal Revenue Code of 1986, as amended has not and shall not enter into any formal or informal arrangement to purchase any Obligations in an amount related to the amount of Eligible Loans to be sold to the Trustee on behalf of the Corporation pursuant to this Agreement.

          D. The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto and the Trustee. Inaction or failure to demand strict performance shall not be deemed a waiver.

          E.  This Agreement shall be governed by the laws of the State.

          F. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

          G. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          H. If any provisions of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

                                    (Remainder of page Intentionally Left Blank)

          I. All notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Trustee, or the Servicer, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

              If intended for the Corporation or the Servicer:

                  Student Loan Finance Corporation
                  105 First Avenue Southwest
                  Aberdeen, South Dakota 57401

              If intended for the Lender:



              If intended for the Trustee:

                  First Bank National Association
                  Post Office Box 1308
                  141 North Main Avenue
                  Sioux Falls, South Dakota 57117-1308

     Either party, the Servicer or the Trustee may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

          J. This Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

          K.  Time is of the essence is this Agreement.

          L. This Agreement shall not be assignable by the Lender, in whole or in part, without the prior written consent of the Corporation and the Trustee.

          M. No remedy by the terms of this Agreement conferred upon or reserved to the Trustee or the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or by statute on or after the date of this Agreement.

          N. This Agreement has been made and entered into not only for the benefit of the Lender and the Corporation but also for the benefit of the Trustee and all holders of Obligations issued for the purpose of Financing Eligible Loans and any other assignee of loans purchased hereunder (including any trustee for holders of obligations, notes or other evidences of indebtedness issued by the Corporation to refinance such loans), and its provisions may be enforced not only by the parties to this Agreement but also by the Trustee or such other assignee.

     15.  Non-Petition Covenant.

     The Lender, by entering into this Agreement, covenants and agrees that it shall not at any time petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Corporation under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Corporation, in connection with any obligation relating to this Agreement.

     IN WITNESS WHEREOF, The parties have hereunto set their hands and seals as of the day and year first above written.

EDUCATION LOANS INCORPORATED
                                            Name of Lender


By                                          By
  ---------------------------------           ---------------------------------

      Title:                                    Title:
            ---------------------------               -------------------------

                                            ATTEST:

                                            -----------------------------------


                                            Title
                                                -------------------------------

                                           (Seal)

                                 Exhibit "A" to Student Loan Purchase Agreement

                                  DEFINITIONS

     1.00  Terms

     1.01 "Certificate of Insurance" shall mean a certificate of federal loan insurance issued with respect to an Insured Eligible Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

     1.02 "Eligible Borrower" shall mean a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of post-secondary education for an Eligible Student as described in Sections 1.31 and 1.32.

     1.03 "Federal Reimbursement Contract" means an agreement between a Guarantor and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including reimbursement amounts paid or payable upon defaulted Financed Eligible Loans and other student loans guaranteed or insured by the Guarantor and providing for interest subsidy payments to holders of qualifying student loans guaranteed or insured by the Guarantor.

     1.04 "Financed" in the case of Eligible Loans and Student Loans generally, shall mean those acquired by the Trustee on behalf of the Corporation with moneys derived from any of the funds or accounts established by the Indenture, and where the context so permits or requires such usage, shall mean those specific Eligible Loans so acquired by the Trustee on behalf of the Corporation from the Lender pursuant to this Agreement, inclusive of the promissory notes evidencing such Eligible Loans or Student Loans and the related documentation in connection with each thereof.

     1.05 "Guarantee" or "Guaranteed" shall mean, with respect to a Student Loan, the insurance or guarantee by a Guarantor of at least ninety-eight percent (98%) of the principal of and accrued interest on such Student Loan and the coverage of such Student Loan by (1) the Federal Reimbursement Contracts providing, among other things, for reimbursement by the Secretary of Education to such Guarantor for losses incurred by it on defaulted Financed Eligible Loans insured or guaranteed by such Guarantor at the levels provided for under the Higher Education Act as in effect on the date of the Student Loan Purchase Agreement and (2) any guarantee fund established by the Guarantor, prior to the termination of such guarantee fund.

     1.06 "Guarantee Agreement" means an agreement between a Guarantor and either the Trustee or the Lender providing for the insurance or guarantee by such Guarantor of at least 98% of the principal of and accrued interest on loans to Eligible Borrowers made or acquired by the Corporation or the Lender from time to time.

     1.07 "Guarantee Program" means a Guarantor's loan insurance program pursuant to which such Guarantor guarantees or insures loans to Eligible Borrowers.

     1.08 "Guaranteed Loans" means loans that are Guaranteed.

     1.09 "Guarantor" means a state agency or private nonprofit institution or organization which administers a Guarantee Program.

     1.10 "Higher Education Act" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.

     1.11 "Insurance" or "Insured" or "Insuring" means, with respect to a loan to an Eligible Borrower the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act), of 100% of the principal of and accrued interest on such loan.

     1.12  "Insured Loans" means loans which are Insured.

     1.13 "Loan Purchase Date" has the meaning assigned thereto in Section 2.C. of this Agreement.

     1.14 "Obligations" shall mean all notes, bonds or other obligations of the Corporation issued pursuant to the applicable indenture to finance or refinance the purchase of student loans or for other purposes authorized by the applicable Indenture.

     1.15 "Program" shall mean SLFC's Eligible Loan acquisition program with respect to Financed Eligible Loans under which the Corporation will cause the Trustee to acquire Eligible Loans from lenders to increase the supply of moneys available for new loans to assist students in obtaining a post-secondary education.

     1.16 "Secretary of Education" shall mean the Commissioner of Education, Department of Health, Education and Welfare of the United States, and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

     1.17 "Servicing Agreement" means a separate agreement between the Corporation and a Servicer under which such Servicer agrees to act as the Corporation's agent in administering and collecting Financed Student Loans.

     1.18 "Special Allowance Payments" shall mean special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

     1.19  "State" shall mean the State of South Dakota.

     1.20 "Student Loans" shall mean loans to Borrowers for post-secondary education.

     1.21 "Student Loan Purchase Agreement" or "Loan Purchase Contract" means an agreement between the Corporation and a lender providing for the sale by the lender to the Trustee on behalf of the Corporation of Eligible Loans within the time specified in such agreement.

     1.22 "Trustee" shall mean the entity serving as trustee under the Indenture.

     1.30  Eligible Students

     1.31  An Eligible Student is any student who:
          (a) is accepted for enrollment or is enrolled at least half-time at an Eligible Institution and is in good standing and making satisfactory progress in a prescribed course of study; and,

          (b) is a U.S. citizen or permanent resident, except that aliens, even with immigrant or permanent resident status, are not Eligible Students if enrolled in institutions located abroad; and,

          (c) does not, at the time of application for the loan, owe a refund on a federally-funded grant awarded by the institution, and has never defaulted, and is not then in default on a national direct or guaranteed loan.

     1.32 A prescribed course of study shall be and include an academic workload sufficient to secure a degree or certificate in the period normally taken therefor as determined by the institution and approved by the Servicer; provided, however, that in no event shall such approval be given for a workload of less than one-half the normal requirement.

     1.40  Eligible Institutions

     1.41 Eligible Institutions shall mean those institutions which satisfy the definition of an "eligible educational institution" under the Higher Education Act and the regulations of the applicable Guarantor. In all cases, a basic requirement is approval by the Secretary of Education as an eligible institution under the Higher Education Act and approval by the Secretary of Education for civil rights compliance.

                                  Exhibit "B" to Student Loan Purchase Agreement

                         LENDER'S CLOSING CERTIFICATE

___________________ (the "Lender") does hereby certify that all representations, warranties and statements by or on behalf of the undersigned contained in a certain Student Loan Purchase Agreement by and between the Lender and Education Loans Incorporated dated as of July 1, 1997, (the "Agreement"), are true and correct on and as of the date hereof, without exception or qualification whatsoever;

     FURTHERMORE, the Lender does hereby certify that the following documents, where applicable to each Eligible Loan Financed under the Agreement, have heretofore been furnished to the Corporation pursuant to paragraph 5.D. of the
Agreement:

     Department of Education or Guarantor application, as supplemented
     Interim note(s), if applicable
     Payout note(s), if applicable
     Evidence of disbursement
     Disclosure statement
     Certificate of Insurance and contract of insurance (or a certified copy thereof) with respect to each Insured Loan or notification of loan approval by Guarantor, with respect to each Guaranteed Loan (or a certified copy thereof)
     Guarantee Agreement and Agreement for Participation in the Guaranteed Loan
          Program with respect to each Guaranteed Loan (or a certified copy thereof)
     Any other documentation held by the Lender relating to the history of such
          Eligible Loan
     Secretary of Education or Guarantor Loan Transfer Statement
     Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto

     FURTHERMORE, the Lender does hereby certify that it has in its possession evidence of loan disbursement for each Eligible Loan, and does hereby warrant that it will maintain such evidence throughout the term of each such Eligible Loan and will provide a copy thereof to the Servicer and the Trustee upon request.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by its officers thereunto duly authorized this ______________, day of __________________, 19____.

                                            ____________________________________
                                            Name of Lender

                                            By__________________________________

                                                      Title:____________________

ATTEST:

___________________________________

Title:_____________________________

(Seal)

                                 Exhibit "C" to Student Loan Purchase Agreement

                                  ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to First Bank National Association, Minneapolis, Minnesota as trustee (the "Trustee") under the Indenture of Trust, dated as of July 1, 1997, by and between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of July 1, 1997 between Education Loans Incorporated and _________________________________.



---------------------------------              ---------------------------------
    Title and Signature of                             Name of Transferor
        Trustee Officer



---------------------------------              ---------------------------------
    Title and Signature of                         Title and Signature of
      Corporation Officer                            Transferor Officer



Dated:_____________________________, 19____"



                                    NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between Education Loans Incorporated, and First Bank National Association, Minneapolis, Minnesota, as Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. (S)1087-2(d)(3)."


                                  ENDORSEMENT

"All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to _______________________________________________________________, as trustee (the
"Trustee") under the _______________, dated as of _________________, by and between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of July 1, 1997 between Education Loans Incorporated and _____________________________________.



---------------------------------              ---------------------------------
    Title and Signature of                             Name of Transferor
        Trustee Officer



---------------------------------              ---------------------------------
    Title and Signature of                         Title and Signature of
      Corporation Officer                            Transferor Officer



Dated:_____________________________, 19____"


                                     NOTICE

"The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between Education Loans Incorporated, and _____________________________________________________________________, as
Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C.
(S)1087-2(d)(3)."

                                 Exhibit "D" to Student Loan Purchase Agreement

Representations, warranties, covenants and agreements of Lender:

     A. Any information furnished by the Lender to the Corporation or its agents (including the Servicer) with respect to any Eligible Loan to be Financed is true, complete and correct.

     B. The amount of the unpaid principal balance of each Eligible Loan to be Financed is due and owing, and no counterclaim, offset, defense or right of rescission exists with respect to any Eligible Loan to be Financed which could be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained, by the borrower against the Trustee as assignee of such Eligible Loan. The Lender shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof. No Eligible Loan to be Financed carries a rate of interest less than or in excess of the applicable rate provided by the provisions of the Higher Education Act, except as previously approved in writing by the Corporation with respect to a lower rate of interest.

     C. Each Eligible Loan to be Financed has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser or co-maker) thereof, enforceable in accordance with its terms.

     D. Each Eligible Loan to be Financed complies in all respects with the requirements of the Higher Education Act and this Agreement and is an Eligible Loan as that term is defined in this Agreement. If a promissory note relating to an Eligible Loan to be Financed covers more than one loan, all loans covered thereby are to be Financed and constitute an Eligible Loan.

     E. The Lender has applied for and received the Guarantor's or Secretary's designation, as the case may be, as an "eligible lender" under the Higher Education Act. No payment of principal or of interest with respect to any Eligible Loan sold hereunder shall be delinquent by more than 37 days on the Loan Purchase Date unless waived by the Servicer pursuant to Section 7.D of this Agreement.

     F. The Lender is the sole owner and holder of each Eligible Loan to be Financed and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and no Eligible Loan to be Financed has been pledged or assigned for any purpose.

     G. Each Eligible Loan to be Financed is either insured by the Secretary or guaranteed by a Guarantor as to 98% of the principal and interest on the Eligible Loan, such Insurance or Guarantee, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each Eligible Loan to be Financed; all premiums due and payable to the Guarantor, have been or will be paid in full by the Lender and none of the Eligible Loans to be Financed has at any time been tendered to the Secretary or a Guarantor for payment and rejected unless the situation giving rise to such rejection has been cured.

     H. There are no circumstances or conditions with respect to any Eligible Loan to be Financed, the borrower thereunder or the creditworthiness of said borrower that would reasonably cause prudent private investors to regard any of the Eligible Loans to be Financed as an unacceptable investment, or adversely affect the value or marketability thereof or the guarantee thereof.

     I. Each Eligible Loan to be Financed was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

     J. The Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, Articles or By-laws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound, or constitute a default thereunder; the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Lender to perform its obligations under this Agreement and this Agreement constitutes a valid and binding obligation of the Lender enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

     K. The Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

     L. The Lender and each independent servicer has exercised and shall continue to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans to be Financed and the Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit D. The Lender shall be solely responsible for the payment of the costs and expenses incident to origination of the Eligible Loans, without any right of reimbursement therefor from the Corporation. With respect to all Guaranteed Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the Obligations, and the Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

     M. The Lender shall notify the borrower of the sale in the manner provided in the Higher Education Act.

     N. In determining the need of the Eligible Borrowers for Eligible Loans, no Eligible Loan may be made in an amount greater than the difference between the cost of education for the relevant period and the other aid awarded for such period, and the maximum amount of loans to any Eligible Borrower made pursuant to the Higher Education Act shall not exceed the limits stated therein.

     O. Each Eligible Loan made pursuant to Section 428B of the Higher Education Act shall be subject to the credit requirements as determined by the Lender and the Guarantor which may include but are not necessarily limited to those described in Exhibit G to this Loan Purchase Agreement.

     P. At the time a Lender makes an Eligible Loan to an Eligible Borrower, the Lender shall provide thorough and accurate loan information to the Eligible Borrower, which shall include all information required to be provided to an Eligible Borrower pursuant to Section 433 of the Higher Education Act and any other information that a lender is required to provide an Eligible Borrower by the Guarantor or the Secretary of Education.

                                    [Remainder of page Intentionally Left Blank]

                                  Exhibit "E" to Student Loan Purchase Agreement

The assignment of the within promissory note and related documents to____________________________________, as trustee (the "Trustee") under the
_______________________________________________________, dated as of
__________________, between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), affixed pursuant to a Student Loan Purchase Agreement dated as of July 1, 1997 did not become effective thereunder and no rights in the same have been conveyed thereby.

Dated:   ________________
                                      ________________________________________
                                        Title and Signature of Trustee Officer




                                 Exhibit "F" to Student Loan Purchase Agreement


                    (Opinion dated as of Date of Agreement)

Education Loans Incorporated
Student Loan Finance Corporation
105 First Avenue Southwest
Aberdeen, South Dakota  57401

  Re:  STUDENT LOAN PURCHASE AGREEMENT
       Dated as of July 1, 1997


Gentlemen:

     Pursuant to the above mentioned Student Loan Purchase Agreement (the "Agreement") between Education Loans Incorporated and ___________________ _________________________________, (the "Lender"), we have reviewed the
Agreement and made such examinations and further investigations as we deemed necessary as a basis for the opinions expressed herein. All capitalized terms used in this opinion and not otherwise defined shall have the same meanings as in the Agreement. Pursuant to Paragraph 5 of the Agreement, you have requested our opinion on a number of matters. Opinions hereinafter expressed are qualified to the extent the validity or enforceability of any provisions in the Agreement or the Eligible Loans or of any rights granted to you pursuant to any of these instruments, may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general principles of equity.

     Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that:

     (i) The Lender is duly organized and existing and in good standing under the laws of the jurisdiction of its organization.

     (ii) The Agreement has been duly authorized, executed and delivered by the Lender, is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the Lender.

     (iii) The Lender has all requisite power and authorization under the laws of the jurisdiction of its organization, to sell, assign and transfer the promissory notes evidencing the Eligible Loans to the Corporation or to the Trustee on behalf of the Corporation, and to enter into and carry out its obligations under the Agreement;

     (iv) No authorization or approval of any governmental authority (other than notice to the Secretary of Education and approval of the Guarantor for the sale of the Eligible Loans) is required for the execution and delivery of the Agreement, or the sale, transfer and assignment of the Eligible Loans;

     (v) The officers of the Lender are authorized to execute the endorsement required by the Agreement, transferring the Eligible Loans to be Financed;

     (vi) With respect to all Financed Guaranteed Eligible Loans, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Lender and is in full force and effect, and with respect to all Financed Insured Eligible Loans the applicable insurance is in full force and effect.

                                    Very truly yours


                                    (Lender's Counsel)

                                 Exhibit "G" to Student Loan Purchase Agreement

         ADVERSE CREDIT FOR DETERMINING FEDERAL PLUS LOAN ELIGIBILITY

The lender must obtain a credit history of the parent applicant from at least one national credit bureau organization. This credit report must be secured within a time frame that ensures the most accurate, current representation of the applicant's credit history before the first day of the period of enrollment for which the loan is intended. When reviewing the credit report, unless the lender determines that an extenuating circumstance exists, the lender should consider an applicant to have an adverse credit history if any of the following conditions are evidenced by the credit report:

1. The applicant(s), on the date of the lender's examination of the credit report, is considered 90 days or more delinquent on the repayment of any debt; or

2. The applicant(s) have been the subject of a default determination (on any debt), foreclosure, repossession, tax lien, wage garnishment or write-off of a Title IV debt during the five years preceding the date of the credit report; provided that the failure to pay a debt that has been discharged in bankruptcy or that is dischargeable in a pending bankruptcy proceeding shall not be deemed an adverse credit history.

If one of these conditions exists, the lender may still make the loan if the lender determines, and documents in the file, that extenuating circumstances exist. The documentation of extenuating circumstances may include, but is not limited to:

1. an updated credit report that shows the applicant is no longer 90 or more days delinquent on a debt or corrects other information found on the original credit report examined by the lender that led to the determination of adverse credit;

2. a statement from the creditor that the applicant has made satisfactory arrangements to repay the debt(s) that is the basis of the adverse credit determination;

3. in the case of a debt with an outstanding balance that is less than $500 but is 90 days or more delinquent, a satisfactory written explanation from the applicant explaining the reason for the delinquency; or

4. evidence that the debt that is the basis of the adverse credit determination has been discharged in bankruptcy or is dischargeable in pending bankruptcy proceedings.

A lender may have stricter standards for determining adverse credit than those outlined above.